JANSSEN/MEYERS

                                   Janssen/Meyers Associates, L.P.
                                   Investment Bankers
                                   17 State Street
                                   New York, NY 10004
                                   800 606 4400 WATS
                                   212 742 4200 TEL
                                   212 742 4222 FAX

                                        March 10, 1995

          Mr. Art Shulman, President
          The Harvey Group, Inc.
          600 Secaucus Road
          Secaucus, NJ  07094

          Dear Sir and Madam:

                    You have advised us that The Harvey Group, Inc. (the "Company") proposes to issue and sell privately up to 12,000,000 shares of the Company's Common Stock (the "Shares"), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"). The offering will be on a "best efforts all or none basis" as to 7,500,000 Shares and on a "best efforts basis" as to an additional 4,500,000 Shares. The terms are subject to further review and negotiation but it is anticipated that the offering price per Share (the "Offering") will be between $.35 and $.38. The final terms are subject to the mutual agreement of the parties. The Company will have no more than 3,200,000 shares of Common Stock outstanding immediately prior to the Offering. In addition, the Company shall have entered into an agreement with Capital Vision Group ("CVG") prior to the commencement of the Offering with respect to certain business consulting services to be provided by CVG. CVG and the Company shall agree as to the amount of subordinated debt which will be either exchanged for Common Stock at the Offering Price, or extended as to maturity date, upon the consummation of the Offering.

                    The purpose of this letter is to set forth the terms pursuant to which Janssen-Meyers Associates, L.P. ("JMA") shall serve as the exclusive placement agent through which the Company shall offer and sell the Shares.

                    1. (a) The Company hereby appoints JMA as the Company's exclusive placement agent for the purpose of finding purchasers for the Shares for the account and risk of the Company through the private placement herein contemplated (the "Offering"). Subject to the terms and conditions contained in this Agreement, JMA hereby accepts such appointment and agrees to use its reasonable best efforts to find prospective purchasers for the Shares. The exclusive agency granted JMA hereunder shall extend to any other equity or debt financing which the Company may consider during term hereof and the Company agrees to refer all proposals for any such financing to JMA; provided, however, that in lieu thereof, the Company may terminate this agreement during its term and pay JMA the Termination Fee, as defined below. The Company expressly acknowledges and agrees that JMA's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by JMA to purchase the Shares and does not ensure the successful placement of the Shares or any portion thereof.

                         (b)  The Company agrees that during the
          term of JMA's agency hereunder, neither the Company nor any person authorized to act on the Company's behalf will offer the Shares, for sale to, or solicit any offers to purchase the Shares from, or except as JMA may specifically request, otherwise approach or negotiate in respect thereof with, any other person or persons. Neither the Company nor any person authorized to act on the Company's behalf will, directly or indirectly, take any action that would prevent the offering and sale of the Shares from complying with the requirements or all applicable securities laws or render unavailable any exemption from the registration provisions of the Act relied upon in making any offer or sale of the Shares, or the state securities or "blue sky" laws of jurisdictions in which the Shares will be offered.

                         (c)  JMA agrees that it will not make any
          offer of the Shares in any jurisdiction in which such offer will be unlawful and will not take any action that would prevent the offering and sale of the Shares from complying with the requirements of all applicable securities laws or render unavailable any exemption thereunder.

                    2.  In connection with JMA's activities
          pursuant to this Agreement, the Company will furnish JMA with all information (the "Information") concerning the Company and its subsidiaries which JMA may request and will provide JMA access to the Company's officers, directors, accountants and counsel. The Company acknowledges that in rendering its services hereunder, JMA will be using and relying on the Information. The Company represents and warrants that the Information and the information contained in the Confidential Offering Memorandum referred to below will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading except in reliance upon and in conformity with written information furnished to the Company by JMA concerning JMA expressly for inclusion in the Confidential Offering Memorandum, or any amendment or supplement thereto.

                    3. (a) The Company shall prepare or cause to be prepared a Confidential Offering Memorandum, in form and substance satisfactory to JMA, containing information concerning, among other things, the terms of the Offering and the Shares, the intended uses of the proceeds thereof, the risks attendant to an investment in the Shares, information concerning the business and finances of the Company and its subsidiaries and other relevant matters. JMA and its counsel shall have the opportunity to make such review and investigation at the information contained in the Confidential Offering Memorandum as it deems appropriate. The Company authorizes and directs JMA to furnish to prospective purchasers of the Shares, the Confidential Offering Memorandum, as same may be amended or supplemented, and agrees to provide JMA with such number of copies thereof as JMA may reasonably request. If any event relating to or affecting the Company shall occur as a result of which it is necessary or advisable to amend or supplement the Confidential Offering Memorandum in order to make the statements contained therein not misleading in light of the circumstances existing at the time it is delivered to prospective purchasers or in order to comply with any applicable federal or state securities or "blue sky" laws, the Company shall forthwith prepare and furnish to JMA a reasonable number of copies of an amendment or amendments of or a supplement or supplements to the Confidential Offering Memorandum (in form and substance satisfactory to JMA) which will amend or supplement the Confidential Offering Memorandum so that as amended or supplemented it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances existing at the time the Confidential Offering Memorandum is delivered to prospective purchasers, not misleading and it will comply with any applicable federal or state securities or "blue sky" laws. The Company shall advise JMA of the happening of any such event known to it, shall advise JMA promptly after it receives knowledge or notice thereof of any communication with the Securities and Exchange Commission or any state securities commissioner concerning the initiation of any proceeding concerning the Offering, and shall advise JMA promptly after it receives knowledge or notice thereof of the commencement of any lawsuit or proceeding relating to the Offering.

                         (b)  The Company shall also prepare or
          cause to be prepared such subscription agreements, other documentation (including, without limitation, subscription agreements, escrow agreements and certificates), all of which shall be in form and substance satisfactory to JMA, as JMA may request in connection with the Offering. As a condition to the Closing of the Offering, the Company shall also deliver to JMA and the purchasers of the Shares such instruments, documents, certificates and opinions as JMA may request in order to evidence the truth, accuracy and completeness of the Information and the information contained in the Confidential Offering Memorandum, the Company's authority to make the Offering, the validity, legality and enforceability of the Shares and the various instruments, documents and agreements executed in connection with the Offering and such other matters as JMA may reasonably request; provided, however, that JMA shall not request an opinion of the Company's counsel relating to the accuracy, completeness or fairness of the statements contained in the Confidential Offering Memorandum.

                    4. The Company will endeavor in good faith, in cooperation with JMA, to qualify, to the extent required by applicable law, the sale of the Shares for offering and sale under the applicable securities or "blue sky" laws of such jurisdictions as JMA may designate, and the Company will use its best efforts to maintain such qualifications in effect for as long as may be required for the distribution of the Shares. In each jurisdiction where the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction; provided, however, that the Company shall not be required to qualify as a foreign corporation or file a general consent to service of process.

                    5. For acting as exclusive placement agent in connection with the Offering, JMA shall be entitled to receive and the Company hereby agrees to pay to JMA upon consummation of the Offering, a fee equal to 10% of the gross proceeds of the Offering. JMA shall also be entitled to a non-accountable expense allowance equal to 3% of the gross proceeds of the Offering. The foregoing compensation shall apply to any other financing referred to JMA pursuant to paragraph 1 which is consummated by the Company, unless the Company elects to terminate this agreement and pay the Termination Fee, as defined below. Upon execution of this letter, the Company shall deliver to JMA a check in the amount of $25,000, which amount shall be non-refundable and shall be applied against the nonaccountable expense allowance.

                    6. The Company shall pay all fees, charges, expenses and disbursements relating to the Offering, including, without limitation, all fees, charges, expenses and disbursements in connection with (a) the preparation, printing, filing, distribution and mailing of the Confidential Offering Memorandum and any supplement and amendment thereto and all other documents relating to the Offering and the purchase, sale and delivery of the Shares, including the cost of all copies thereof; (b) the issuance, sale, transfer and delivery of the Shares, including any transfer or other taxes payable thereon and the fees of any transfer agent or registrar; and (c) the registration or qualification of the Shares for offer and sale under the securities laws of such states and other jurisdictions as JMA may designate (including, without limitation, all filing and registration fees and the reasonable "blue sky" fees and disbursements of JMA's counsel all of which in the aggregate shall not exceed $20,000). Upon JMA's request, the Company shall provide funds to pay all such fees, charges, expenses and disbursements as incurred.

                    7.  Concurrent with, and as a condition
          precedent to, the closing of the Offering, the Company shall sell to JMA (or its designated affiliates) stock purchase warrants covering 2,750,000 of shares of Common Stock of the Company. The exercise price of the Warrants will be 120% of the Offering Price and will expire seven years after the Offering is consummated. The warrants may be exercised as to all or a lesser number of shares and will contain provisions for registration of the resale of the underlying shares at the Company's expense and for adjustment in the number of such shares and the exercise price to prevent dilution; provided, however, the holders will not be permitted to demand registration of the underlying shares for a period of one year from issuance.

                    8. A. The Company agrees that if Shares are sold in the offering, JMA shall have an irrevocable preferential right for a period of three years from the date the Offering is completed to purchase for its account or to sell for the account of the Company, or any subsidiary of or successor to the Company, any securities of the Company or any such subsidiary or successor which the Company, any such subsidiary or successor may seek to sell through an underwriter, placement agent or broker-dealer whether pursuant to registration under the Act or otherwise. The Company, any such subsidiary or successor will consult JMA with regard to any such offering and will offer JMA the opportunity to purchase or sell any such securities on terms not more favorable to the Company, any such subsidiary or successor than it or they can secure elsewhere. If JMA fails to accept such offer within 20 business days after the mailing of a notice containing such offer by registered mail addressed to JMA, then JMA shall have no further claim or right with respect to the financing proposal contained in such notice. If, however, the terms of such proposal are subsequently modified in any material respect, the preferential right referred to herein shall apply to such modified proposal as if the original proposal had not been made. JMA's failure to exercise its preferential right with respect to any particular proposal shall not affect its preferential rights relative to future proposals.

                    B.  The Company's executive officers and
          directors shall agree that if Shares are sold in the offering such individuals will not offer, issue, sell, contract to sell, grant any option for the sale of or otherwise dispose of any securities of the Company without JMA's prior written consent for a period of one year following the closing of the Offering.

                    9.  At or prior to, and as a condition
          precedent to, the closing of the Offering, the Company will enter into a three year agreement with JMA pursuant to which (i) the Company shall employ JMA as its Investment Banker and Financial Consultant and pay JMA a monthly retainer of $3,500 per month; (ii) JMA will be paid a fee of five (5%) percent of the first $5,000,000 and two and one-half (2-1/2%) percent of the amount over $5,0000,000 of the consideration paid or received by the Company (or by any stockholder, subsidiary or affiliate of the Company) in any transaction (including mergers, acquisitions, joint ventures and other business transactions) consummated by the Company or any subsidiary or affiliate of the Company, introduced to the Company by JMA; and (iii) the Company shall engage JMA in any transaction (including mergers, acquisitions, joint ventures and other business transactions) considered by the Company, or any subsidiary or affiliate of the Company, which was not introduced to the Company by another investment banking firm on which the Company desires to employ an investment banker, and shall pay to JMA such compensation as shall be customarily paid to investment bankers in the industry for similar services; provided JMA is (i) legally qualified and (ii) able to provide such services.

                    10.  JMA shall have the right to designate a
          senior advisor to the Board of Directors who shall be entitled to receive notice of, and attend all, meetings of the Board of Directors or any committee thereof.

                    11. The Company agrees that, for a period of three years from the date hereof, it shall not solicit any offer to buy from or offer to sell any person introduced to the Company by JMA in connection with the Offering, directly or indirectly, any securities of the Company or of any other entity, or provide the name of any such person to any other securities broker or dealer or selling agent. In the event that the Company or any of its affiliates, directly or indirectly, solicits, offers to buy from or offers to sell to any such person any such securities, or provides the name of any such person to any other securities broker or dealer or selling agent, and such person purchases such securities or purchases securities from any other securities broker or dealer or selling agent, the Company shall pay to JMA an amount equal to 10% of the aggregate purchase price of the securities so purchased by such person.

                    12.  The Company agrees to indemnify JMA in
          accordance with the indemnification provisions attached hereto (the "Indemnification Provisions"), which provisions are incorporated herein by reference and made a part hereof.

                    13. The agency created hereby shall remain in effect until (i) the execution and delivery by the Company of an Agency Agreement relating to the Offering incorporating the terms set forth herein in substantially the form customarily used in the industry, or (ii) the earlier termination as herein provided. If no Shares are sold pursuant to the Offering within 75 days of the receipt by JMA of the Confidential Offering Memorandum and related documentation fully completed and ready for distribution to offerees, the Company may terminate the agency created hereby upon 10 days prior written notice to JMA. JMA may terminate the agency created hereby for any reason upon 10 days prior written notice to the Company. In either case, neither party shall have any liability or continuing obligation to the other except that, regardless of which party elects to terminate, (i) the Company agrees to reimburse JMA for, or otherwise pay and bear, the expenses and fees to be paid and borne by the Company as provided for in paragraph 6 above and to reimburse JMA for the full amount of its actual out-of-pocket expenses (which shall include, without limitation, the fees and disbursements of JMA's counsel, travel and lodging expenses, mailing, printing and reproduction expenses, and any expenses incurred by JMA in conducting its due diligence) up to a maximum of $50,000, less amounts previously paid to JMA in reimbursement for such expenses and the advance against the non-accountable expense allowance delivered upon the execution of this Agreement; provided if such termination is caused by the affirmative fault of JMA, the amount of such reimbursement shall not exceed the amounts previously paid by the Company to JMA, and (ii) the provisions of paragraph 11 and the Indemnification Provisions shall remain in full force and effect; provided further, that
          (i) in the event the Company terminates this agreement and within six months from the date of such termination, consummates any financing introduced to, or considered by, the Company, during the term hereof, JMA shall be entitled to receive the Termination Fee or 10% of the aggregate amount of such financing; and (ii) in the event the Company terminates this agreement within 75 days of the receipt by JMA of the Confidential Offering Memorandum and related documentation fully completed and ready for distribution to offerees, the Company shall pay to JMA the sum of $250,000 (the "Termination Fee").

                    14.  All communications hereunder, except as
          may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, or telexed or telegraphed and confirmed by letter, to the party to whom it is addressed at the address set forth above. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

                    15. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns; provided, that the rights and obligations of either party under this Agreement may not be assigned without the prior written consent of the other party hereto and any other purported assignment shall be null and void.

                    16.  The validity and interpretation of this
          Agreement shall be governed by the laws of the State of New York applicable to agreements made and to be fully performed therein.

                    If the foregoing correctly sets forth our agreement, please sign two copies of this letter in the space provided below and return same to us.

                                        Very truly yours,

                                        Janssen-Meyers Associates, L.P.
                                        By: Meyers-Janssen Securities
                                            Corp. (General Partner)

                                        By:  /s/ Bruce Meyers
                                           Bruce Meyers
                                           Vice-President

          Confirmed and Agreed to
          this 10th day of March, 1995.



            /s/ Arthur Shulman
          Name:   Arthur Shulman
          Title:  President & CEO
                    The Harvey Group


                          INDEMNIFICATION PROVISIONS

                    The Harvey Group, Inc. (the "Company") agrees to indemnify and hold harmless Janssen-Meyers Associates, L.P. ("JMA"), its affiliated entities, officers, directors, legal counsel, agents and controlling persons (such persons or entities being referred to collectively to as the "Company" for purposes of this indemnification provision) against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements (and any and all actions, suits, proceedings and investigations in respect thereof and any and all legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which JMA is a party), directly or indirectly, caused by, relating to, based upon, arising out of, or in connection with (a) any untrue statement or alleged untrue statement of a material fact contained in, or omissions from, the Confidential Offering Memorandum referred to in the Agreement, between the Company and JMA to which these indemnification provisions are attached and form a part (the "Agreement"), including any amendment thereof or supplement thereto, or similar statements or omissions in or from any other information furnished by the Company to JMA or any prospective purchaser of the Shares in the Offering (as such terms are defined in the Agreement); (b) violations or breaches of any representation, warranty, covenant or agreement contained or incorporated in the Agreement or in any instrument, document, agreement or certificate delivered by the Company to JMA or to any prospective purchaser of the Shares in the Offering; and (c) JMA's acting for the Company, including, without limitation, any act or omission by JMA in connection with its acceptance of or the performance or non-performance of its obligations under the Agreement; and (d) the Offering; provided, however, that, with respect to clauses (a), (c) and (d) of this sentence, such indemnity shall not apply to any portion of any such loss, claim, damage, obligation,, penalty, judgement, liability, cost or expense to the extent it results from (x) a breach by JMA of the provisions of paragraph 1(c) of the Agreement, (y) JMA's gross negligence, bad faith or willful misconduct, or (z) any untrue statement of a material fact or an omission to state a material fact in the Offering memorandum made in reliance upon information furnished to the Company in writing by or on behalf of JMA. The Company also agrees that JMA shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement of JMA, except as provided below with respect to JMA's obligations to indemnify to the Company.

                    These indemnification provisions shall be in addition to any liability which either party may have to the other. The persons indemnified below in this sentence and shall extend to the following: JMA, its affiliated entities, partners, employees, legal counsel, agents and controlling persons (within the meaning of the federal securities laws), and the officers, directors, employees, legal counsel, agents and controlling persons of any of them. All references to JMA in these indemnification provisions shall be understood to include any and all of the foregoing.

                    If any action, suit, proceeding or
          investigation is commenced, as to which JMA proposes to demand indemnification, it shall notify the Company with reasonable promptness (provided, however, that any failure by JMA to notify the Company shall not relieve the Company from its obligations hereunder except to the extent the Company in actually and materially prejudiced by such failure), and the Company shall have the right to assume the defense of such action. JMA shall have the right to retain counsel of its own choice to represent it, but the fees and expenses of such counsel shall be at its expense unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel reasonably satisfactory to JMA to have charge of the defense of such action or JMA shall have reasonably concluded that there may be one or more legal defenses available to it which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company. Any such counsel of JMA shall, to the extent consistent with its professional responsibilities, cooperate with the Company and any counsel designated by the Company. The Company shall be liable for any settlement of any claim against JMA made with the Company's written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of JMA, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise or consent includes, as an unconditional term thereof, the giving by the claimant to JMA of an unconditional release from all liability in respect of such claim.

                    JMA agrees to indemnify and hold harmless the Company, its affiliated entities, officers, directors, legal counsel, agents and controlling persons (such persons or entities being referred to collectively as the "Company" for purposes of this indemnification provision) to the same extent as the foregoing indemnity from the Company to JMA, but only with respect to statements, if any, made in the Confidential Offering Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by JMA concerning JMA expressly for inclusion in the Confidential Offering Memorandum, or any amendment or supplement thereto, provided, however, that JMA's obligations to provide indemnification hereunder shall be limited to the fees actually received by JMA pursuant to this Agreement. If any action shall be brought against the Company in respect of which indemnification may be sought against JMA pursuant hereto, JMA shall have the rights and duties given to the Company above, and the Company shall have the rights and duties so given to JMA.

                    In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these indemnification provisions is made but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and JMA, on the other hand, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses and disbursements to which the indemnified persons any be subject in accordance with the relative benefits received by the Company, on the one hand, JMA, on the other hand, and also the relative fault of the Company, on the one hand, and JMA, on the other hand, in connection with the statements, acts or omissions which resulted in such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements and the relevant equitable considerations shall also be considered. No person found liable for a fraudulent misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, JMA shall not be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by JMA pursuant to the Agreement.

                    Neither termination nor completion of the engagement of JMA referred to above shall affect these indemnification provisions which shall remain operative and in full force and effect.